SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): September 20,
                              2001


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215              22-1024240

(State or other             Commission         (I.R.S. Employer
jurisdiction                File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400



Item 5.   Other Events.

On August 7, 2001, Johnson & Johnson ("J&J") filed certain supplemental financial information, including the supplemental audited consolidated financial statements of J&J and subsidiaries as of December 31, 2000 and January 2, 2000 and for each of the years in the three-year period ended December 31, 2000, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of J&J. Those supplemental financial statements gave retroactive effect to the merger with ALZA Corporation ("ALZA"), which has been accounted for as a pooling of interests. Such supplemental financial statements were filed since financial statements covering the date of consummation of the merger with ALZA had not yet been issued.

As financial statements covering the date of consummation of the merger with ALZA have been issued, the previously filed supplemental consolidated financial statements have now become the historical consolidated financial statements of J&J. Incorporated by reference as Exhibit 99.15 are the audited consolidated financial statements of J&J and subsidiaries as of December 31, 2000 and January 2, 2000 and for each of the years in the three-year period ended December 31, 2000, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of J&J. Also incorporated herein by reference is the independent accountant's report also included in
Exhibit 99.15.

Schedule II - Valuation and Qualifying Accounts for each of the fiscal years in the three-year period ended December 31, 2000 and the related independent accountant's report are being filed as Exhibit 99.2O and Exhibit 99.14, respectively, to this Form 8-K and are incorporated herein by reference. Also, the Statement of Computation of Ratio of Earnings to Fixed Charges is being filed as Exhibit 12 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial
Information and Exhibits.

(c)  Exhibits

Exhibit No.     Description of Exhibit

99.15 Audited consolidated financial statements for the period ended December 31, 2000

99.2O           Schedule II - Valuation and Qualifying Accounts

99.14           Report of Independent Accountants on
                Financial Statement Schedule

12              Statement of Computation of Ratio of
                Earnings to Fixed Charges

23              Consent of Independent Accountants




                          SIGNATURE



Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: September 20, 2001      By: /s/ Clarence E. Lockett
                              Clarence E. Lockett
                              Chief Accounting Officer